# Your **Vote** Counts!

**ZIONS BANCORPORATION**

2023 Annual Meeting

Vote by May 04, 2023 11:59 PM ET. For shares held in a Plan, vote by May 02, 2023 11:59 PM ET.

ZIONS BANCORPORATION

ZIONS BANK
STOCK TRANSFER DEPARTMENT, 12TH FLOOR
ONE SOUTH MAIN STREET
SALT LAKE CITY, UT 84133-1109



## You invested in ZIONS BANCORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 05, 2023.**

## Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

May 05, 2023
1:00 PM MDT

www.virtualshareholdermeeting.com/ZION2023
www.virtualshareholdermeeting.com/ZION2023

*Please check the meeting materials for any special requirements for meeting attendance.

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| | Voting Items | Board Recommends |
|---|---|---|
| 1. | Election of Directors<br>**Nominees:** | |
| 1A. | Maria Contreras-Sweet | For |
| 1B. | Gary L. Crittenden | For |
| 1C. | Suren K. Gupta | For |
| 1D. | Claire A. Huang | For |
| 1E. | Vivian S. Lee | For |
| 1F. | Scott J. McLean | For |
| 1G. | Edward F. Murphy | For |
| 1H. | Stephen D. Quinn | For |
| 1I. | Harris H. Simmons | For |
| 1J. | Aaron B. Skonnard | For |
| 1K. | Barbara A. Yastine | For |
| 2 | Ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm to audit the Bank's financial statements for the current fiscal year. | For |
| 3 | Approval,on a nonbinding advisory basis, of the compensation paid to the Bank's named executive officers with respect to fiscal year ended December 31, 2022. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.